Note 8 - Loss Per Share	3 Months Ended
Mar. 31, 2019
Notes to Financial Statements
Earnings Per Share [Text Block]
8.	Loss Per Share

Basic and diluted loss per common share is computed as follows:

	For the three months ended March 31,
	2018	2019

Net loss, continuing operations	(1,422,977)	(16,032)
Dividend Series B Preferred shares	(460,033)	(471,114)
Net loss attributable to common shareholders, continuing operations	(1,883,010)	(487,146)
Weighted average common shares – outstanding, continuing operations	11,133,764	12,340,060
Basic and diluted loss per share, continuing operations	(0.17)	(0.04)
Net loss attributable to common shareholders, discontinued operations	(1,445,688)	–
Net loss attributable to common shareholders	(3,328,698)	(487,146)
Basic and diluted loss per share	(0.30)	(0.04)

The Company excluded the effect of
175,585
unvested incentive award shares as of
March 31, 2019
and
140,362
shares as of
March 31, 2018,
as well as the effect of Series B preferred shares, as they were anti-dilutive.